As filed with the Securities and Exchange Commission on July 18, 1997



                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                       ___________________________________

                                    FORM 8-K

                                 CURRANT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                  July 14, 1997

                             NATIONSBANK CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                 North Carolina
         --------------------------------------------------------------
         (State or other jurisdiction of incorporation or organization)

                                     1-6523
                            ------------------------
                            (Commission File Number)

                                   56-0906609
                        ---------------------------------
                        (IRS Employer Identification No.)

                          NationsBank Corporate Center
                            Charlotte, North Carolina
                    ----------------------------------------
                    (Address of principal executive offices)

                                      28255
                                   ----------
                                   (Zip Code)

                                 (704) 386-5000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)




     ITEM 5.   OTHER EVENTS.

      Release  of  Second  Quarter  Earnings.  On  July  14,  1997,  NationsBank
      ---------------------------------------
Corporation, the registrant (the "Registrant"), announced financial results for the second quarter of fiscal 1997, reporting earnings of $762 million and earnings per common share of $1.05. A copy of the press release announcing the results of the Registrant's fiscal quarter ended June 30, 1997 is filed as
Exhibit 99.1 to this Current Report on Form 8-K.

     ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits.

          The following exhibits are filed herewith:

     EXHIBIT NO.     DESCRIPTION OF EXHIBIT
     -----------     ----------------------
     99.1            Press Release dated July 14, 1997 with respect to  the
                     Registrant's financial results for the fiscal quarter ended June 30, 1997.




                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   NATIONSBANK CORPORATION


                                   By:  /s/  Marc D. Oken
                                        -------------------------
                                        Marc D. Oken
                                        Executive Vice President
                                        and Chief Accounting Officer


Dated:  July 18, 1997



                                 EXHIBIT INDEX


Exhibit No.    Description of Exhibit
-----------    ----------------------
99.1           Press release dated July 14, 1997 with respect to the
               Registrant's financial results for the fiscal quarter ended June 30, 1997.